FIsT1_P1_0616

Supplement Dated June 16, 2016

To the prospectus dated March 1, 2016

 of

FRANKLIN BALANCED FUND

(Franklin Investors Securities Trust)

The Prospectus is amended as follows:

I. The “Fund Summary - Annual Fund Operating Expenses” table on page 3 is revised as follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and service (12b-1) fees	0.25%[1]	1.00%	0.50%	None	None
Other expenses	0.14%	0.14%	0.14%	0.03%	0.14%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.04%	1.79%	1.29%	0.68%	0.79%
Fee waiver and/or expense reimbursement[2]	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2,3]	1.03%	1.78%	1.28%	0.67%	0.78%

1. Class A distribution and service (12b-1) fees have been restated to reflect the maximum annual rate set by the board of trustees. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different 12b-1 fee rate paid in the Fund’s most recent fiscal year.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Please keep this supplement with your prospectus for future reference.